Summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Business description

a. Business description

Oglethorpe Power Corporation is an electric membership corporation incorporated in 1974 and headquartered in metropolitan Atlanta, Georgia that operates on a not-for-profit basis. We are owned by 38 retail electric distribution cooperative members in Georgia. We provide wholesale electric power from a combination of owned and co-owned generating units of which our ownership share totals 7,744 megawatts of summer planning reserve capacity. We also manage and operate Smarr EMC which owns 733 megawatts of summer planning reserve capacity. In addition, we supply financial and management services to Green Power EMC, which purchases energy from renewable energy facilities totaling 584 megawatts of capacity, including 552 megawatts sourced by solar energy. Georgia Power Company is a co-owner and the operating agent of our nuclear and coal-fired generating units. Our members in turn distribute energy on a retail basis to approximately 4.4 million people.

Basis of accounting

b. Basis of accounting

Our consolidated financial statements include our accounts and the accounts of our majority-owned and controlled subsidiary. We have determined that there are no accounts of variable interest entities for which we are the primary beneficiary. We have eliminated any intercompany profits and transactions in consolidation. Certain prior year amounts have been reclassified to conform with current year presentation.

We follow generally accepted accounting principles in the United States. We maintain our accounts in accordance with the Uniform System of Accounts of the Federal Energy Regulatory Commission as modified and adopted by the Rural Utilities Service. We also apply the accounting guidance for regulated operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of December 31, 2022 and 2021 and the reported amounts of revenues and expenses for each of the three years in the period ended December 31, 2022. Examples of estimates used include items related to our asset retirement obligations. Accounting for asset retirement and environmental obligations requires legal obligations associated with the retirement of long-lived assets to be recognized at fair value when incurred and capitalized as part of the related long-lived asset. In the absence of quoted market prices, we estimate the fair value of our asset retirement obligations using present value techniques, in which estimates of future cash flows associated with retirement activities are discounted using a credit-adjusted risk-free rate. Estimating the amount and timing of future expenditures includes, among other things, making projections of when assets will be retired and ultimately decommissioned, the amount of decommissioning costs, and how costs will escalate with inflation. Actual results could differ from those estimates.

Patronage capital and membership fees

c. Patronage capital and membership fees

We are organized and operate as a cooperative. Our members paid a total of $190 in membership fees. Patronage capital includes retained net margin. Any excess of revenues over expenditures from operations is treated as an advance of capital by our members and is allocated to each member on the basis of their fixed percentage capacity cost responsibilities in our generation resources.

Any distributions of patronage capital are subject to the discretion of our board of directors, subject to first mortgage indenture requirements. Under our first mortgage indenture, we are prohibited from making any distribution of patronage capital to our members if, at the time of or after giving effect to, (i) an event of default exists under the indenture, (ii) our equity as of the end of the immediately preceding fiscal quarter is less than 20% of our total long-term debt and equities, or (iii) the aggregate amount expended for distributions on or after the date on which our equity first reaches 20% of our total long-term debt and equities exceeds 35% of our aggregate net margins earned after such date. This last restriction, however will not apply if, after giving effect to such distribution, our equity as of the end of the immediately preceding fiscal quarter is not less than 30% of our long-term debt and equities.

Margin policy

d. Margin policy

We are required under our first mortgage indenture to produce a margins for interest ratio of at least 1.10 for each fiscal year. For the years 2022, 2021 and 2020, we achieved a margins for interest ratio of 1.14.

Revenue recognition and Deferred credits and other liabilities

e. Revenue recognition

As an electric membership cooperative, our principal business is providing wholesale electric service to our members. Our operating revenues are derived primarily from wholesale power contracts we have with each of our 38 members. These contracts, which extend to December 31, 2050, are substantially identical and obligate our members jointly and severally to pay all expenses associated with owning and operating our power supply business. As a cooperative, we operate on a not-for-profit basis and, accordingly, seek only to generate revenues sufficient to recover our cost of service and to generate margins sufficient to establish reasonable reserves and meet certain financial coverage requirements. We also sell energy and capacity to non-members through industry standard contracts and negotiated agreements, respectively. We do not have multiple operating segments.

Pursuant to our contracts, we primarily provide two services, capacity and energy. Capacity and energy revenues are recognized by us upon transfer of control of promised services to our members and non-members in an amount that reflects the consideration we expect to receive in exchange for those services. Capacity and energy are distinct and we account for them as separate performance obligations. The obligations to provide capacity and energy are satisfied over time as the customer simultaneously receives and consumes the benefit of these services. Both performance obligations are provided directly by us and not through a third party.

Each of our members is obligated to pay us for capacity and energy we furnish under its wholesale power contract in accordance with rates we establish. We review our rates periodically but are required to do so at least once every year. Revenues from our members are derived through a cost-plus rate structure which is set forth as a formula in the rate schedule to the wholesale power contracts. The formulary rate provides for the pass-through of our (i) fixed costs (net of any income from other sources) plus a targeted margin as capacity revenues and (ii) variable costs as energy revenues from our members. Power purchase and sale agreements between us and non-members obligate each non-member to pay us for capacity, if any, and energy furnished in accordance with the prices mutually agreed upon. Margins produced from non-member sales are included in our rate schedule formula and reduce revenue requirements from our members. As of December 31, 2022, we did not have any significant long-term contracts with non-members.

The consideration we receive for providing capacity services to our members is determined by our formulary rate on an annual basis. The components of the formulary rate associated with capacity costs include the annual budget of fixed costs, a targeted margin and income from other sources. Capacity revenues, therefore, vary to the extent these components vary. Fixed costs include items such as fixed operation and maintenance expenses, administrative and general expenses, depreciation and interest. Year to year, capacity revenue fluctuations are generally due to the recovery of fixed operation and maintenance expenses. Fixed costs also include certain costs, such as major maintenance costs, which will be recognized as expense in future periods. Recognition of revenues associated with these future expenses is deferred pursuant to Accounting Standards Codification (ASC) 980, Regulated Operations. The regulatory liabilities are amortized to revenue in accordance with the associated revenue deferral plan as the expenses are recognized. For information regarding regulatory accounting, see Note 1q.

Capacity revenues are recognized by us for standing ready to deliver electricity to our customers. Our member capacity revenues are based on the associated costs we expect to recover in a given year and are recognized and billed to our members in equal monthly installments over the course of the year regardless of whether our generation and purchased power resources are dispatched to produce electricity. Non-member capacity revenues are billed and recognized in accordance with the terms of the associated contract.

We have a power bill prepayment program pursuant to which our members may prepay future capacity costs and receive a discount. As this program provides us with financing, we adjust our capacity revenues by the amount of the discount, which is based on our avoided cost of borrowing. For additional information regarding our member prepayment program, see Note 1p.

We satisfy our performance obligations to deliver energy as energy is delivered to the applicable meter points. We determine the standard selling price for energy we deliver to our members based upon the variable costs incurred to generate or purchase that energy. Fuel expense is the primary variable cost. Energy revenue recognized equals the actual variable expenses incurred in any given accounting period. Our member energy revenues fluctuate from period to period based on several factors, including fuel costs, weather and other seasonal factors, load requirements in our members’ service territories, variable operating costs, the availability of electric generation resources, our decisions of whether to dispatch our owned or purchased resources or member-owned resources over which we have dispatch rights, and by members’ decisions of whether to purchase a portion of their hourly energy requirements from our resources or from other suppliers. In 2022, 2021 and 2020, we provided approximately 58%, 62% and 57% of our members’ energy requirements, respectively. The standard selling price for our energy revenues from non-members is the price mutually agreed upon.

We are required under our first mortgage indenture to produce a margins for interest ratio of at least 1.10 for each fiscal year. For 2022, 2021 and 2020, our board approved, and we achieved, a targeted margins for interest ratio of 1.14. Historically, our board of directors has approved adjustments to revenue requirements by year end such that revenue in excess of that required to meet the targeted margins for interest ratio is refunded to the members. Given that our capacity revenues are based upon budgeted expenditures and generally recognized and billed to our members in equal monthly installments over the course of the year, we may recognize capacity revenues that exceed our actual fixed costs and targeted margins in any given interim reporting period. At each interim reporting period we assess our projected revenue requirements through year end to determine whether a refund to our members of excess consideration is likely. If so, we reduce our capacity revenues and recognize a refund liability to our members. Refund liabilities, if any, are included in accounts payable on our consolidated balance sheets. As of December 31, 2022 and December 31, 2021, we recognized refund liabilities totaling $28,471,000 and $30,029,000, respectively. Based on our current agreements with non-members, we do not refund any consideration received from non-members.

Sales to members were as follows:

	2022	2021	2020

	(dollars in thousands)
Capacity revenues	$984,036	$946,662	$971,071
Energy revenues	990,647	610,447	405,939
Total	$1,974,683	$1,557,109	$1,377,010

The following table reflects members whose revenues accounted for 10% or more of our total operating revenues in 2022, 2021 or 2020:

	2022	2021	2020
Jackson EMC	16.0%	15.2%	15.2%
GreyStone Power Corporation, an EMC	10.0%	8.7%	8.7%
Cobb EMC	9.5%	12.3%	13.2%

Receivables from contracts with our members at December 31, 2022 and December 31, 2021 were $187,401,000 and $143,715,000, respectively.

Energy revenues from non-members were primarily due from the sale of the Effingham deferring members’ output into the wholesale market. In 2022, we recognized capacity revenues from non-members relating to our Washington County acquisition. For additional information regarding the Washington County acquisition, see Note 14.

Sales to non-members were as follows:

	2022	2021	2020

	(dollars in thousands)
Energy revenues	$155,372	$47,754	$608
Capacity revenues	82	—	—
Total	$155,454	$47,754	$608

Electric capacity and energy revenues are recognized by us without any obligation for returns, warranties or taxes collected. As our members are jointly and severally obligated to pay all expenses associated with owning and operating our power supply business and we perform an on-going assessment of the credit worthiness of non-members and have not had a history of any write-offs from non-members, we have not recorded an allowance for doubtful accounts associated with our receivables from members or non-members.

We have a rate management program that allows us to expense and recover interest costs associated with the construction of Vogtle Units No. 3 and No. 4, on a current basis, that would otherwise be deferred or capitalized. The subscribing members of Vogtle Units No. 3 and No. 4 can elect to participate in this program on an annual basis. Under this program, amounts billed to participating members in 2022, 2021 and 2020 were $14,796,000, $15,693,000 and $14,684,000, respectively. The cumulative amount billed since inception of the program totaled $126,432,000.

In 2018, we began an additional rate management program that allows us to recover future expense on a current basis from our members. In general, the program allows for additional collections over a five-year period with those amounts then applied to billings over the subsequent five-year period. The program is designed primarily as a mechanism to assist our members in managing the rate impacts associated with the commercial operation of the new Vogtle units. During the first quarter of 2022, we began applying billing credits to some of our participating members within this program. Under this program, amounts billed to participating members, net of credits, during 2022, 2021 and 2020 were $11,774,000, $143,000,000 and $125,842,000 respectively. Funds collected through this program are invested and held until applied to members’ bills. Investments that mature and are expected to be applied to members’ bills within the next twelve months are included in the Short-term investments line item within our consolidated balance sheets. In conjunction with this program, we are applying regulated operations accounting to defer these revenues and related investment income on the funds collected. Amounts deferred under the program will be amortized to income when applied to members’ bills. The net cumulative amount billed since inception of the program totaled $369,102,000.

p. Deferred credits and other liabilities

We have a power bill prepayment program pursuant to which members can prepay their power bills from us at a discount based on our avoided cost of borrowing. The prepayments are credited against the participating members’ power bills in the month(s) agreed upon in advance. The discounts are credited against the power bills monthly and are recorded as a reduction to member revenues. The prepayments are being credited against members’ power bills through December 2028, with the majority of the balance scheduled to be credited by the end of 2023.

Deferred credits and other liabilities also consists of asset retirement obligations as discussed in Note 1h and regulatory liabilities in Note 1q.

Receivables

f. Receivables

A substantial portion of our receivables are related to capacity and energy sales to our members. These receivables are recorded at the invoiced amount and do not bear interest. Our members are required through the wholesale power contracts to reimburse us for all costs, plus a margin requirement. Receivables from contracts with our members at December 31, 2022, 2021 and 2020 were $187,401,000, $143,715,000 and $135,462,000, respectively. Payment is typically received the following month in which capacity and energy are billed. Estimated energy charges are billed based on the amount of energy supplied during the month and are adjusted when actual costs are available, generally the following month.

The remainder of our receivables is primarily related to transactions with non-members from the sale of the Effingham deferring members’ output, affiliated companies and investment income. Our receivables from non-members were $32,614,000 at December 31, 2022. Our receivables from non-members were insignificant at December 31, 2021.

As a result of our historical experience, the short duration lifetime of our receivables and the short time horizon over which to consider expectations of future economic conditions, we have assessed that non-collection of the cost basis of our receivables is remote. During 2022, 2021 and 2020, no credit losses were recognized on any receivables that arose from contracts with members or non-members.

Nuclear fuel cost

g. Nuclear fuel cost

The cost of nuclear fuel is amortized to fuel expense based on usage. The total nuclear fuel expense for 2022, 2021 and 2020 amounted to $73,871,000, $77,366,000, and $75,968,000, respectively.

Contracts with the U.S. Department of Energy have been executed to provide for the permanent disposal of spent nuclear fuel produced at Plants Hatch and Vogtle. The Department of Energy failed to begin disposing of spent fuel in January 1998 as required by the contracts, and Georgia Power, as agent for the co-owners of the plants has pursued and continues to pursue legal remedies against the Department of Energy for breach of contract.

Georgia Power filed claims against the U.S. government in 2014 (as amended) seeking damages for spent nuclear fuel storage costs at Plant Hatch and Plant Vogtle Units No. 1 and No. 2 covering the period from January 1, 2011 through December 31, 2014. On June 12, 2019, the U.S. Court of Federal Claims granted Georgia Power’s motion for summary judgement on damages not disputed by the U.S. Government and awarded the undisputed damages to Georgia Power. However, these undisputed damages are not collectable by Georgia Power and no amounts will be recognized in our financial statements until the court enters final judgement on the remaining damages.

Georgia Power filed additional claims against the U.S. government in 2017 seeking damages for spent nuclear fuel storage costs at Plant Hatch and Plant Vogtle Units No. 1 and No. 2 covering the period from January 1, 2015 through December 31, 2017. On August 13, 2020, Georgia Power filed amended complaints in each of the lawsuits against the U.S. government in the Court of Federal Claims for damages from January 1, 2018 to December 31, 2019.

Our share of the claims outstanding for the period January 1, 2011 through December 31, 2019 are approximately $84,000,000. Damages will continue to accumulate until the issue is resolved or storage is provided. No amounts have been recognized in the consolidated financial statements as of December 31, 2022 or December 31, 2021 for these claims. The final outcome of these matters cannot be determined at this time.

Both Plants Hatch and Vogtle have on-site dry spent storage facilities in operation. Facilities at both plants can be expanded to accommodate spent fuel through the expected life of each plant.

Asset retirement obligations and other retirement costs

h. Asset retirement obligations and other retirement costs

Asset retirement obligations are legal obligations associated with the retirement of long-lived assets. These obligations represent the present value of the estimated costs for an asset’s future retirement discounted using a credit-adjusted risk-free rate, and are recorded in the period in which the liability is incurred. The liabilities we have recognized primarily relate to the decommissioning of our nuclear facilities and coal ash ponds. In addition, we have retirement obligations related to gypsum cells, powder activated carbon cells, landfill sites and asbestos removal. Under the accounting provision for regulated operations, we record a regulatory asset or liability to reflect the difference in timing of recognition of the costs related to nuclear and coal ash related decommissioning for financial statement purposes and for ratemaking purposes.

Periodically, we obtain revised cost studies associated with our nuclear and fossil plants’ asset retirement obligations. Actual retirement costs may vary from these estimates. The estimated costs of nuclear and coal ash pond decommissioning are based on the most recent studies performed in 2021 and 2022, respectively.

The following table reflects the details of the asset retirement obligations included in the consolidated balance sheets for the years 2022 and 2021.

	Nuclear	Coal Ash Pond	Other	Total

	(dollars in thousands)
Balance at December 31, 2021	$778,214	$442,686	$66,243	1,287,143
Liabilities settled	—	(10,134)	(184)	(10,318)
Accretion	41,892	12,196	1,865	55,953
Deferred accretion	—	479	—	479
Change in cash flow estimates	—	16,301	(5,815)	10,486
Balance at December 31, 2022	$820,106	$461,528	$62,109	$1,343,743

	Nuclear	Coal Ash Pond	Other	Total

	(dollars in thousands)
Balance at December 31, 2020	$738,217	$346,589	$51,177	$1,135,983
Liabilities settled	—	(17,046)	4,642	(12,404)
Accretion	43,206	11,157	1,723	56,086
Deferred accretion	—	(199)	—	(199)
Change in cash flow estimates	(3,209)	102,185	8,701	107,677
Balance at December 31, 2021	$778,214	$442,686	$66,243	$1,287,143

Asset Retirement Obligations

Nuclear Decommissioning.   Nuclear decommissioning cost estimates are based on site studies and assume prompt dismantlement and removal of both the radiated and non-radiated portions of the plant from service, as well as the management of spent fuel. We do not have a legal obligation to decommission non-radiated structures and, therefore, these costs are excluded from the related asset retirement obligation and the amounts in the table above. Actual decommissioning costs may vary from these estimates because of, but not limited to, changes in the assumed date of decommissioning, changes in regulatory requirements, changes in technology, and changes in costs of labor, materials and equipment. Our most recent assessment of the nuclear asset obligation, which occurred in 2021 resulted in a slight decrease in the obligation for nuclear decommissioning. Our portion of the estimated costs of decommissioning co-owned nuclear facilities are as follows:

	Hatch	Hatch	Vogtle	Vogtle
2021 site study	Unit No. 1	Unit No. 2	Unit No. 1	Unit No. 2
Expected start date of decommissioning	2034	2038	2047	2049

	(dollars in thousands)
Estimated costs based on site study in 2021 dollars:
Radiated structures	$227,000	$236,000	$200,000	$213,000
Spent fuel management	60,000	51,000	58,000	53,000
Non-radiated structures	15,000	21,000	24,000	31,000
Total estimated site study costs	$302,000	$308,000	$282,000	$297,000

We have established funds to comply with the Nuclear Regulatory Commission regulations regarding the decommissioning of our nuclear plants. See Note 1i for information regarding the nuclear decommissioning funds.

We apply the provision of regulated operations to nuclear decommissioning transactions such that collections and investment income (interest, dividends and realized gains and losses) of our nuclear decommissioning funds are compared to the associated decommissioning expenses with the difference deferred as regulatory asset or liability. As this difference is largely attributable to the timing of decommissioning fund earnings, the difference is recorded as an adjustment to investment income in our consolidated statements of revenues and expenses. Unrealized gains and losses of the decommissioning funds are recorded directly to the regulatory asset or liability for asset retirement obligations in accordance with our ratemaking treatment.

Coal Combustion Residuals.   Coal combustion residuals (CCR) are subject to Federal and State regulations. Our obligations associated with CCR are primarily for the closure of coal ash ponds. During 2022 and 2021, assessments of the coal ash pond asset retirement obligation resulted in a $16,301,000 increase and a $102,185,000 increase in cash flow estimates for coal ash decommissioning, respectively. Estimates are based on various assumptions including, but not limited to, closure and post-closure cost estimates, timing of expenditures, escalation factors, discount rates and methods for complying with the CCR regulations. The 2022 increase in cash flow estimates was primarily due to the Georgia Public Service Commission’s approval of Georgia Power’s request to revise the closure of the Plant Wansley coal ash pond from in-place to removal. Additional adjustments to the asset retirement obligations are expected periodically due to potential changes in estimates and assumptions.

We have internally segregated the funds collected for coal ash pond and other CCR decommissioning costs, including earnings thereon. As of December 31, 2022 and December 31, 2021, the fund balances were $153,208,000 and $140,474,000, respectively.

We apply the provision of regulated operations to coal ash pond and other CCR decommissioning transactions such that collections and investment income (interest, dividends and realized gains and losses) are compared to the associated decommissioning expenses with the difference deferred to or amortized from the regulatory asset. This difference is recorded to the associated expenses in our consolidated statements of revenues and expenses. Unrealized gains and losses of the associated decommissioning fund are recorded directly to the regulatory asset in accordance with our ratemaking treatment.

Other Retirement Costs

Accounting standards for asset retirement and environmental obligations do not apply to a retirement cost for which there is no legal obligation to retire the asset, and non-regulated entities are not allowed to accrue for such future retirement costs. We continue to recognize retirement costs for these other obligations in our depreciation rates under the accounting provisions for regulated operations. Accordingly, the accumulated retirement costs for other obligations are reflected as a regulatory liability in our balance sheets. For information regarding accumulated retirement costs for other obligations, see Note 1q.

Nuclear decommissioning funds

i. Nuclear decommissioning funds

The Nuclear Regulatory Commission (NRC) requires all licensees operating commercial power reactors to establish a plan for providing, with reasonable assurance, funds for decommissioning. The NRC definition of decommissioning does not include all costs that may be associated with decommissioning, such as spent fuel management and non-radiated structures. We have established external trust funds to comply with the NRC’s regulations. Upon approval by the NRC, any funding in the external trust in excess of their requirements may be used for other decommissioning costs. In 2022, additional amounts totaling $2,643,000 were contributed to the external trust funds. In 2021, no additional amounts were contributed to the external trust funds. These funds are managed by unrelated third party investment managers with the discretion to buy, sell and invest pursuant to investment objectives and restrictions set forth in agreements entered into between us and the investment managers. We record the investment securities held in the nuclear decommissioning trust fund at fair value, as disclosed in Note 2. Because day-to-day investment decisions are made by third party investment managers, the ability to hold investments in unrealized loss positions is outside our control.

In addition to the external trust funds, we maintain unrestricted investments internally designated for nuclear decommissioning. These internal funds are available to be utilized to fund the external trust funds, should additional funding be required, as well as other decommissioning costs outside the scope of the NRC funding regulations. The funds are included in long-term investments on our consolidated balance sheets. In 2022 we contributed $8,350,000 into the internal funds and in 2021 we contributed $9,750,000 into the internal funds.

The following table outlines the fair value of our nuclear decommissioning funds as of December 31, 2022 and December 31, 2021. The funds were invested in a diversified mix of approximately 69% equity and 31% fixed income securities in 2022 and 71% equity and 29% fixed income securities in 2021.

	2022
External Trust Funds:	Cost		Net	Unrealized	Fair Value
	12/31/2021	Purchases	Proceeds(1)	Gain(Loss)	12/31/2022

	(dollars in thousands)
Equity	$223,336	$9,255	$(3,655)	$131,572	$360,508
Debt	204,935	191,958	(203,907)	(12,869)	180,117
Other	(795)	3,287	(2,401)	—	91
	$427,476	$204,500	$(209,963)	$118,703	$540,716
(1)	Also included in net proceeds are net realized gains or losses, interest income, dividends and fees of $5,463,000.

	2022
Internal Funds:	Cost		Net	Unrealized	Fair Value
	12/31/2021	Purchases	Proceeds(1)	Gain(Loss)	12/31/2022

	(dollars in thousands)
Equity	$68,914	$—	$10,005	$18,995	$97,914
Debt	46,856	76,207	(79,828)	(2,741)	40,494
	$115,770	$76,207	$(69,823)	$16,254	$138,408
(1)	Also included in net proceeds are net realized gains or losses, interest income, dividends, contributions and fees of $6,384,000.

	2021
External Trust Funds:	Cost		Net	Unrealized	Fair Value
	12/31/2020	Purchases	Proceeds(1)	Gain(Loss)	12/31/2021

	(dollars in thousands)
Equity	$212,387	$50,309	$(39,360)	$230,710	$454,046
Debt	196,810	583,003	(574,878)	1,724	206,659
Other	17	41,841	(42,653)	—	(795)
	$409,214	$675,153	$(656,891)	$232,434	$659,910
(1)	Also included in net proceeds are net realized gains or losses, interest income, dividends and fees of $18,261,000.

	2021
Internal Funds:	Cost		Net	Unrealized	Fair Value
	12/31/2020	Purchases	Proceeds(1)	Gain(Loss)	12/31/2021

	(dollars in thousands)
Equity	$50,647	$—	$18,267	$44,735	$113,649
Debt	50,467	204,150	(207,761)	181	47,037
	$101,114	$204,150	$(189,494)	$44,916	$160,686
(1)	Also included in net proceeds are net realized gains or losses, interest income, dividends, contributions and fees of $14,656,000.

Realized and unrealized gains and losses of the nuclear decommissioning funds that would be recorded in earnings by a non-regulated entity are directly deducted from or added to the regulatory asset or liability for asset retirement obligations in accordance with our rate-making treatment.

The nuclear decommissioning trust fund has produced an average annualized return of approximately 5.9% in the last ten years and 5.8% since inception in 1990. Based on current funding and cost study estimates, we expect the current balances and anticipated investment earnings of our decommissioning fund assets to be sufficient to meet all of our future nuclear decommissioning costs. Notwithstanding the above assumption, our management believes that increases in cost estimates of decommissioning can be recovered in future rates.

Depreciation

j. Depreciation

Depreciation is computed on additions when they are placed in service using the composite straight-line method. We use prescribed depreciation rates as well as site specific rates determined through depreciation studies as approved by the Rural Utilities Service. The depreciation rates for steam, nuclear and other production in the table below reflect revised rates from depreciation rate studies completed in 2020 or 2021. Site specific depreciation studies are performed every five years. Annual weighted average depreciation rates in effect in 2022, 2021, and 2020 were as follows:

	Remaining Useful
	Life Range in
	years*	2022	2021	2020
Steam production	20-22	13.77%	14.47%	2.58%
Nuclear production	12-27	2.17%	2.18%	1.93%
Hydro production	44	2.00%	2.00%	2.00%
Other production	17-26	2.68%	2.60%	2.61%
Transmission	12-27	2.75%	2.75%	2.75%
General	1-43	2.00-33.33%	2.00-33.33%	2.00-33.33%
*

Based on estimated retirement dates as of 2022. Actual retirement dates may be different. Remaining useful lives for nuclear production are based on the expiration date of the applicable operating license approved by the NRC.

Depreciation expense for the years 2022, 2021 and 2020 was $278,452,000, $269,280,000, and $242,822,000, respectively. In 2021, the composite depreciation rate for Plant Wansley was increased in anticipation of the plant’s retirement in 2022. In addition to the depreciation expense recognized in 2022 and 2021, $165,013,000 and $204,891,000, respectively, of Plant Wansley’s depreciation expense was deferred. Subsequent to the retirement of Plant Wansley, we amortized $8,120,000 of deferred depreciation expense in 2022. See Note 1q for information regarding regulatory assets and liabilities.

Electric plant

k. Electric plant

Electric plant is stated at original cost, which is the cost of the plant when first dedicated to public service, including acquisition adjustments, if any, plus the cost of any subsequent additions. Cost includes an allowance for the cost of equity and debt funds used during construction and allocable overheads. For the years 2022, 2021 and 2020, the allowance for funds used during construction rates were 4.03%, 3.90% and 4.00%, respectively.

Replacements and renewals of items considered to be units of property, the lowest level of property for which we capitalize, are charged to the plant accounts. At the time properties are disposed of, the original cost is charged to the accumulated provision for depreciation. Cost of removal, less salvage, is charged to a regulatory liability, accumulated retirement costs for other assets. Maintenance and repairs of property and replacements and renewals of items determined to be less than units of property are charged to expense, including certain major maintenance costs at our natural gas-fired plants.

Cash and cash equivalents

l. Cash and cash equivalents

We consider all temporary cash investments purchased with an original maturity of three months or less to be cash equivalents. Temporary cash investments with maturities at the time of purchase of more than three months are classified as short-term investments.

Restricted cash and investments

m. Restricted cash and investments

Restricted investments consist of funds on deposit with the Rural Utilities Service in the Cushion of Credit Account that are held by the U.S. Treasury, acting through the Federal Financing Bank. We can only utilize these investments for future Rural Utilities Service-guaranteed Federal Financing Bank debt service payments. For the period from January 1, 2021 to September 30, 2021, deposits earned interest at 4% per annum. Beginning October 1, 2021, the rate was set at the 1-year floating treasury rate, which was 0.09% per annum, and will be reset annually on October 1 of each year thereafter. On October 1, 2022, the rate was reset at the 1-year floating treasury rate, which was 4.05% per annum. The program no longer allows additional funds to be deposited into the account. At December 31, 2022 and 2021, we had restricted investments totaling $74,031,000 and $320,052,000, respectively, of which $74,031,000 and $246,350,000, respectively, were classified as current.

Restricted cash consists of collateral posted by our counterparties under our natural gas swap agreements. The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts reported in the consolidated statements of cash flows.

Classification

	Twelve months ended
	December 31,	December 31,
	2022	2021

	(dollars in thousands)
Cash and cash equivalents	$595,381	$579,350
Restricted cash included in restricted cash and short-term investments	30,400	1,800
Total cash, cash equivalents and restricted cash reported in the consolidated statements of cash flows	$625,781	$581,150

Inventories

n. Inventories

We maintain inventories of fossil fuel and spare parts, including materials and supplies for our generation plants. These inventories are stated at weighted average cost.

The fossil fuel inventories primarily include the direct cost of coal and related transportation charges. The cost of fossil fuel inventories is carried at weighted average cost and is charged to fuel expense as consumed. The spare parts inventories primarily include the direct cost of generating plant spare parts. The spare parts inventory is carried at weighted average cost and the parts are charged to expense or capitalized, as appropriate when installed.

At December 31, 2022 and December 31, 2021, fossil fuels inventories were $64,386,000 and $44,601,000, respectively. Inventories for spare parts at 2022 and 2021 were $233,565,000 and $215,925,000, respectively.

Deferred charges and other assets

o. Deferred charges and other assets

Other deferred charges primarily represent advance deposits to Georgia Power Company related to the Vogtle construction project and future generation project costs.

For a discussion regarding regulatory assets, see Note 1q.

Regulatory assets and liabilities

q. Regulatory assets and liabilities

We apply the accounting guidance for regulated operations. Regulatory assets represent certain costs that are probable of recovery from our members in future revenues through rates established under the wholesale power contracts we have with each of our members. These contracts extend through December 31, 2050. Regulatory liabilities represent certain items of income that we are retaining and that will be applied in the future to reduce revenues required to be recovered from members.

	(dollars in thousands)
	2022	2021
Regulatory Assets:
Premium and loss on reacquired debt(a)	$29,494	$33,200
Amortization on financing leases(b)	31,908	34,179
Outage costs(c)	29,317	31,956
Asset retirement obligations – Ashpond and other(l)	353,212	335,231
Asset retirement obligations – Nuclear(l)	32,192	—
Depreciation expense - Plant Vogtle(d)	35,549	36,973
Depreciation expense - Plant Wansley(e)	361,784	204,891
Deferred charges related to Vogtle Units No. 3 and No. 4 training costs(f)	54,701	55,857
Interest rate options cost(g)	136,827	131,556
Deferral of effects on net margin – Smith Energy Facility(h)	136,730	142,675
Other regulatory assets(o)	10,591	2,272
Total Regulatory Assets	$1,212,305	$1,008,790
Regulatory Liabilities:
Accumulated retirement costs for other obligations(i)	$35,580	$22,197
Deferral of effects on net margin – Hawk Road Energy Facility(h)	16,636	17,253
Deferral of effects on net margin – Effingham Energy Facility(p)	14,825	—
Major maintenance reserve(j)	74,584	73,059
Amortization on financing leases(b)	5,557	8,457
Deferred debt service adder(k)	154,514	138,897
Asset retirement obligations – Nuclear(l)	—	164,256
Revenue deferral plan(m)	357,460	359,799
Natural gas hedges(n)	131,804	63,994
Other regulatory liabilities(o)	1,230	1,537
Total Regulatory Liabilities	$792,190	$849,449
Net regulatory assets	$420,115	$159,341
(a)	Represents premiums paid, together with unamortized transaction costs related to reacquired debt that are being amortized over the lives of the refunding debt, which range up to 21 years.
(b)	Represents the difference between expense recognized for rate-making purposes versus financial statement purposes related to finance lease payments and the aggregate of the amortization of the asset and interest on the obligation.
(c)	Consists of both coal-fired maintenance and nuclear refueling outage costs. Coal-fired outage costs are amortized on a straight-line basis to expense over periods up to 60 months, depending on the operating cycle of each unit. Nuclear refueling outage costs are amortized on a straight-line basis to expense over the 18 or 24-month operating cycles of each unit.
(d)	Prior to Nuclear Regulatory Commission (NRC) approval of a 20-year license extension for Plant Vogtle, we deferred the difference between Plant Vogtle depreciation expense based on the then 40-year operating license and depreciation expense assuming an expected 20-year license extension. Amortization commenced upon NRC approval of the license extension in 2009 and is being amortized over the remaining life of the plant.
(e)	Represents the deferral of accelerated depreciation associated with the early retirement of Plant Wansley, which occurred on August 31, 2022. Amortization commenced upon the retirement of Plant Wansley and will end no later than December 31, 2040.
(f)	Deferred charges consist of training related costs, including interest and carrying costs of such training. Amortization will commence effective with the commercial operation date of each unit and amortized to expense over the life of the units.
(g)	Deferral of premiums paid to purchase interest rate options used to hedge interest rates on certain borrowings, related carrying costs and other incidentals associated with construction of Vogtle Units No. 3 and No. 4. Amortization will commence the earlier of when Vogtle Unit No. 3 is placed in service or December 2023.
(h)	Effects on net margin for Smith and Hawk Road Energy Facilities were deferred through the end of 2015 and are being amortized over the remaining life of each respective plant.
(i)	Represents the accrual of retirement costs associated with long-lived assets for which there are no legal obligations to retire the assets.
(j)	Represents collections for future major maintenance costs; revenues are recognized as major maintenance costs are incurred.
(k)	Represents collections to fund certain debt payments to be made through the end of 2025 which will be in excess of amounts collected through depreciation expense; the deferred credits will be amortized over the remaining useful life of the plants.
(l)	Represents the difference in the timing of recognition of decommissioning costs for financial statement purposes versus ratemaking purposes, as well as the deferral of unrealized gains and losses of funds set aside for decommissioning.
(m)	Deferred revenues under a rate management program that allows for additional collections over a five-year period beginning in 2018. These amounts will be amortized to income and applied to member billings, per each member’s election, over the subsequent five-year period.
(n)	Represents the deferral of unrealized gains on natural gas contracts.
(o)	The amortization periods for other regulatory assets range up to 27 years and the amortization periods of other regulatory liabilities range up to 4 years.
(p)	Effects on net margin for the Effingham Energy Facility that are being deferred until on or before January 2026 and will be amortized over the remaining life of the plant.

Related parties

r. Related parties

We and our 38 members are members of Georgia Transmission. Georgia Transmission provides transmission services to its members for delivery of its members’ power purchases from us and other power suppliers. We have entered into an agreement with Georgia Transmission to provide transmission services for third party transactions and for service to our owned facilities. For 2022, 2021, and 2020, we incurred expenses from Georgia Transmission of $40,774,000, $39,677,000 and $37,931,000, respectively.

We, Georgia Transmission and 38 of our members are members of Georgia System Operations. Georgia System Operations operates the system control center and currently provides us system operations services and administrative support services. For 2022, 2021, and 2020, we incurred expenses from Georgia System Operations of $27,416,000, $26,936,000, and $27,104,000, respectively.

Other income

s. Other income

Other income includes net revenue from Georgia Transmission and Georgia System Operations for administrative costs, as well as capital credits from investments in associated organizations and other miscellaneous income. In 2021, other income increased due to the recognition of gains on the sale of spare inventory parts from one of our generating facilities.

Recently issued or adopted accounting pronouncements

t. Recently issued or adopted accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The amendments in this update apply to all entities that have contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued because of reference rate reform. The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments in this update do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, except for hedging relationships existing as of December 31, 2022, for which an entity has elected certain optional expedients that are retained through the end of the hedging relationship.

In January 2021, the FASB issued “Reference Rate Reform (Topic 848): Scope,” to further clarify the scope of the reference rate reform guidance in Topic 848. The amendments in this update refine the scope of Topic 848 to clarify that certain optional expedients and exceptions therein for contract modifications and hedge accounting apply to contracts that are affected by the discounting transition. Specifically, modifications related to reference rate reform would not be considered an event that requires reassessment of previous accounting conclusions. The amendments in this update also amend the expedients and exceptions in Topic 848 to capture the incremental consequences of the scope clarification and to tailor the existing guidance to derivative instruments affected by the discounting transition.

The amendments in these updates were effective for all entities as of March 12, 2020 through December 31, 2022.

In December 2022, the FASB issued “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848.”, that defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848.

We have fully completed our evaluation of this new standard. The adoption of this standard on January 1, 2022 did not have a material impact on our consolidated financial statements.

Measurement of credit losses on financial instruments

u. Measurement of credit losses on financial instruments

The financial assets we hold that are subject to credit losses (Topic 326) are predominately accounts receivable and certain cash equivalents classified as held-to-maturity debt (e.g. commercial paper). Our receivables are generally due within thirty days or less with a significant portion related to billings to our members. See Note 1f for information regarding our member receivables. Commercial paper issuances we invest in are rated as investment grade and backed by a credit facility. Given our historical experience, the short duration lifetime of these financial assets and the short time horizon over which to consider expectations of future economic conditions, we have assessed that non-collection of the cost basis of these financial assets is remote and we have not recognized an allowance for credit losses.